UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

          Ontario                 000-28882                  N/A
      (State or other            (Commission            (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      incorporation)

                   7799 Pardee Lane
                  Oakland, California                94621
       (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.     Results of Operations and Financial Condition

               The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed." The information in this Current Report shall be incorporated by reference into Registration Statement No. 333-109876 on Form F-3 and Registration Statement No. 333-111512 on Form F-3. On April 27, 2005, World Heart Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of this release is hereby furnished as Exhibit 99.1 hereto.


 Item 9.01.   Financial Statements and Exhibits

              (c) Exhibits

              99.1 Press Release dated April 27, 2005

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          World Heart Corporation


     Date: April 28, 2005           By:   /s/ Mark Goudie
                                       ----------------------------------------
                                       Name:  Mark Goudie
                                       Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
 99.1           Press release dated April 27, 2005